UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  March 2, 2007

                             JACO ELECTRONICS, INC.
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               (Exact Name of Registrant as Specified in Charter)
                  New York            000-05896             11-1978958
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        (State or other jurisdiction   (Commission        (IRS Employer
              of incorporation)        File Number)     Identification No.)

145 Oser Avenue, Hauppauge, New York                        11788
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 (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code    (631) 273-5500

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
     Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                  On March 2, 2007, our Board of Directors accepted the resignation of Edward M. Frankel as a director due to personal reasons. On the same date, our Board of Directors appointed Dr. Donald E. Ackley as a director. Mr. Ackley will serve on the Audit Committee, Compensation Committee and Nominating Cimmittee of our Board of Directors.


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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               JACO ELECTRONICS, INC.
                                               (Registrant)


Date:   March 7, 2007                       By    /s/ JEFFREY D. GASH
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                                                     Jeffrey D. Gash
                                                     Executive Vice President